Exhibit 10.3

PERFORMANCE CONTINGENT RESTRICTED STOCK UNITS – SALES – AWARD NOTICE

«FIRST_NAME» «MIDDLE_NAME». «LAST_NAME»
«HOME_STREET»
«HOME_CITY», «HOME_PROVINCE»«HOME_POSTAL_CODE»

Pursuant to the terms and conditions of the Haverty Furniture Companies, Inc. 2014 Long-Term Incentive Plan (the "Plan"), you have been granted Performance Restricted Stock Units (PRSUs) based on sales.  The general terms of this grant of PRSUs are outlined below.

Grant Date:                                January 30, 2018
Performance Period:                 January 1 – December 31, 2018
Target Number of PRSUs:      «number_awarded»
Performance Measure:             Total Sales
Vesting Date:                             February 28, 2021

The actual number of PRSUs that can become vested is based on achieving the level of total sales during the Performance Period as noted below:

Performance Level*	Target % Increase Total Sales		Target Total Sales ($ in millions)		% Target Shares Earned

Outstanding	XX% XX% XX% XX%	> XX% XX% XX% XX%	XXX XXX XXX XXX	> XXX XXX XXX XXX	120% 115% 110% 105%

Target	XX% XX% XX% XX%	XX% XX% XX% XX%	XXX XXX XXX XXX	XXX XXX XXX XXX	100% 85% 70% 55%

Threshold	XX%	XX%	XXX	XXX	40%

Below Threshold	< XX%	< XX%	<XXX	< XXX	0%

Each PRSU is equivalent to one share of common stock upon vesting.

Until vested, the units represented by this award are not entitled to receive cash dividends and do not have the right to vote. This award will vest immediately upon a change in control, death or disability as defined in Section 2 of the Plan.  If you leave Havertys, other than in the case of death, disability or retirement, unvested awards are forfeited.  Except as the Compensation Committee may at any time otherwise provide in their sole discretion or as required to comply with applicable law, units not vested at retirement will vest on the Vesting Date as outlined in the grant agreement.  Retirement shall mean voluntary retirement from Havertys, on or after age 65, upon written notice from you to the Company that you are permanently retiring from the Company and the retail furniture industry.  Please consult the 2014 Long-Term Incentive Plan Prospectus for a complete understanding of Havertys' equity award program.

This is a summary of the award.  The grant agreement and Plan Prospectus are the authoritative source for all questions on awards made under the Plan.